EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. §1350, the undersigned officer of Inco Limited, a corporation organized under the laws of Canada (the “Company”), hereby certifies that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	October 29, 2003	/s/ FAROKH S. HAKIMI

		Name:	Farokh S. Hakimi
		Title:	Executive Vice President and
Chief Financial Officer